UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska    68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

          (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/11

Item 1.  Reports to Stockholders.

Changing Parameters Portfolio

Annual Report

December 31, 2011

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Changing Parameters Portfolio.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Shareholders’ Letter

December 31, 2011

The Changing Parameters Portfolio (the "Portfolio"), a series of Northern Lights Variable Trust, began operations in 2007.  The strategy of the Portfolio is to enter the market when our proprietary models indicate a suitable uptrend in the bond related investments.  When the models no longer indicate an uptrend, the Portfolio seeks to be defensive and move into money market instruments or inverse market positions.

Our Portfolio invests primarily in a variety of open-end bond mutual funds, including but not limited to Intermediate bond funds, High Yield bond funds, GNMA bond funds, Multi-Sector bond funds and High Yield Muni bond funds.  Our technical proprietary rule-based models indicate when to be invested and when to be invested in money market instruments.  As of year-end, approximately 15% is allocated to GNMA bond funds, 15% to a High Yield Muni fund, 10% to an Intermediate bond, 10% to a multi-sector bond fund, 14% to Short-Term bond funds and the balance to money market instruments.

With the increased market volatility in the second half of the year, the Portfolio's results for 2011 saw a modest decline in value.  The Portfolio's opening price was $8.85 a share, and as of the end of December it was $8.69.  This was after a Section 855 distribution of $0.10 in December.  Equity positions in the second and third quarter were the greatest contributor to the Portfolio’s modest loss.  Midyear adjustments discontinued the investment in equities and focused the Portfolio’s investment in low volatility bond investments.

In this environment we look to our quantitative models to help us identify investment opportunities in appropriate bond mutual funds and to help reduce risk in these uncertain times.

Robert Levenson

         Howard Smith

Portfolio Manager

         Portfolio Manager

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks.  Mutual fund investing involves risk, including loss of principal.  An investor should also consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  This and other information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 1-650-327-7705.  Please read the prospectus carefully before investing.  Distributed by Northern Lights Distributors, LLC, member FINRA.

Review Code:  0094-NLD-1/17/2012

Changing Parameters Portfolio
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through December 31, 2011*

Annualized Total Returns as of December 31, 2011
	One Year	Three Year	Since Inception*
Changing Parameters Portfolio	-0.72%	-3.33%	-2.66%
Barclays Long Treasury Index	29.93%	7.36%	11.89%
Changing Parameters Portfolio Blended Benchmark**	14.94%	13.84%	6.22%

* The Portfolio commenced operations on October 2, 2007.
** The Changing Parameters Portfolio Blended Benchmark consists of 50% Barclays Long Treasury Index, 30% NASDAQ 100 Index and 20% Russell 2000 Index.

The Barclays Long Treasury Index is an index created by using the longest maturity U.S. Treasury Bond and taking the percent daily total returns. Investors cannot invest directly in an index or benchmark. The NASDAQ 100 Index is an unmanaged modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market (“NASDAQ”).  The Russell 2000 Index is an unmanaged index that is a widely recognized indicator of small-capitalization company performance.   Index and Portfolio performance are calculated assuming reinvestment of all dividends and distributions.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund’s shares as well as other charges and expenses of the insurance contract, or separate account.

PORTFOLIO COMPOSITION as of DECEMBER 31, 2011

		% of Net Assets
Mutual Funds		64.8%
Exchange Traded Funds		0.7%
Short-Term Investments		34.6%
	Liabilities Less Other Assets	(0.1)%
Total Net Assets		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

	Changing Parameters Portfolio
	PORTFOLIO OF INVESTMENTS
	December 31, 2011

	Shares		Value

		MUTUAL FUNDS - 64.8%
		DEBT FUNDS - 64.8%
	162,204	AllianceBernstein Bond Fund Inc. - High Income Fund - Class I	$ 1,396,578
	49,523	Alpine Ultra Short Tax Optimized Income Fund - Investor Class	497,703
	137,636	American Short Term Bond Fund of America	1,387,370
	99,955	BlackRock GNMA Portfolio - Institutional Class	1,035,534
	127,482	DoubleLine Total Return Bond Fund - I Share	1,406,122
	142,140	Nuveen High Yield Municipal Bond Fund	2,143,466
	89,980	PIMCO GNMA Fund - Institutional Class	1,058,160
		TOTAL MUTUAL FUNDS (Cost - $8,928,158)	8,924,933

		EXCHANGE TRADED FUNDS - 0.7%
		DEBT FUNDS - 0.7%
	2,585	SPDR Barclays Capital High Yield Bond ETF	99,393
		TOTAL EXCHANGE TRADED FUNDS (Cost - $100,329)	99,393

		SHORT-TERM INVESTMENTS - 34.6%
		MONEY MARKET FUNDS - 34.6%
	1,076,722	BlackRock Money Market Portfolio -	1,076,722
		Institutional Class, 0.00% +
	737,987	Dreyfus Government Cash Management -	737,987
		Institutional Class, 0.00% +
	737,987	Fidelity Institutional Money Market Funds -	737,987
		Government Portfolio - Class I, 0.01% +
	737,987	Goldman Sachs Financial Square Funds -	737,987
		Government Fund - Institutional Class, 0.01% +
	737,987	JPMorgan U.S. Government Money Market Fund -	737,987
		Capital Class, 0.01% +
	737,987	Milestone Treasury Obligations Portfolio -	737,987
		Institutional Class, 0.01% +
		TOTAL SHORT-TERM INVESTMENTS (Cost - $4,766,657)	4,766,657

		TOTAL INVESTMENTS - 100.1% (Cost - $13,795,144) (a)	$ 13,790,983
		LIABILITIES LESS OTHER ASSETS - (0.1) %	(20,419)
		NET ASSETS - 100.0%	$ 13,770,564

+	Reflects 7-day yield effective at December 31, 2011.

(a)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $13,797,885 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 34,946
		Unrealized depreciation	(41,848)
		Net unrealized depreciation	$ (6,902)

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

Assets:
Investments in Securities at Value (identified cost $13,795,144)	$ 13,790,983
Deposits with Broker	10,000
Dividends and Interest Receivable	29,967
Total Assets	13,830,950

Liabilities:
Payable for Securities Purchased	21,682
Payable for Fund Shares Redeemed	701
Accrued Advisory Fees	8,210
Accrued Distribution Fees	5,295
Fees Payable to Other Affiliates	3,026
Other Accrued Expenses	21,472
Total Liabilities	60,386

Net Assets (Unlimited shares of no par value authorized; 1,585,275
shares of beneficial interest outstanding)	$ 13,770,564

Net Asset Value, Offering and Redemption Price Per Share
($13,770,564/ 1,585,275 shares of beneficial interest outstanding)	$ 8.69

Composition of Net Assets:
At December 31, 2011, Net Assets consisted of:
Paid-in capital	$ 14,840,608
Accumulated net investment income	258,961
Accumulated net realized loss on investments	(1,324,844)
Net unrealized depreciation on investments	(4,161)
Net Assets:	$ 13,770,564

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

Investment Income:
Dividend Income	$ 587,549
Interest Income	304
Total Investment Income	587,853

Expenses:
Investment Advisory Fees	213,035
Distribution Fees	63,911
Administration Fees	35,227
Fund Accounting Fees	22,501
Audit Fees	19,692
Trustees' Fees	17,408
Transfer Agent Fees and Expenses	13,350
Chief Compliance Officer Fees	13,168
Custody Fees	8,556
Legal Fees	3,199
Printing Expenses	2,783
Insurance Expenses	300
Miscellaneous Expenses	17
Total Expenses	413,147
Less: Expenses Waived by Adviser	(93,601)

Net Expenses	319,546

Net Investment Income	268,307

Net Realized and Unrealized Loss on Investments:
Net Realized Loss From Security Transactions	(249,988)
Distributions of realized gains from underlying investment companies	1,106
Net Change in Unrealized Appreciation (Depreciation) on Security Transactions	(134,970)
Net Realized and Unrealized Loss on Investments	(383,852)

Net Decrease in Net Assets Resulting from Operations	$ (115,545)

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2011	December 31, 2010

Operations:
Net Investment Income	$ 268,307	$ 151,117
Net Realized Loss on Security Transactions, Options and
Futures Contracts	(249,988)	(465,550)
Distributions of realized gains from underlying investment companies	1,106	14,947
Net Change in Unrealized Appreciation (Depreciation) on
Security Transactions and Futures Contracts	(134,970)	57,738
Net Decrease in Net Assets
Resulting From Operations	(115,545)	(241,748)

Distributions to Shareholders From:
Net Investment Income ($0.10 and $0.00 per share, respectively)	(150,529)	-
Net Realized Capital Gains ($0.00 and $0.03 per share, respectively)	-	(50,345)
Total Distributions to Shareholders	(150,529)	(50,345)

Beneficial Interest Transactions:
Proceeds from Shares Issued (55,655 and 743,746
shares, respectively)	500,882	6,613,991
Distributions Reinvested ( 17,342 and 5,702 shares, respectively)	150,529	50,345
Cost of Shares Redeemed (61,721 and 65,180
shares, respectively)	(546,469)	(575,284)
Total Beneficial Interest Transactions	104,942	6,089,052

Increase (Decrease) in Net Assets	(161,132)	5,796,959

Net Assets:
Beginning of Year	13,931,696	8,134,737
End of Year	$ 13,770,564	$ 13,931,696

Accumulated Net Investment Income at End of Year	$ 258,961	$ 142,148

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.
	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	October 2, 2007* through December 31, 2007

Net Asset Value, Beginning of Period	$ 8.85	$ 9.14	$ 9.76	$ 10.11	$ 10.00
Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.17	0.10	(0.18)	(0.01)	0.05
Net realized and unrealized gain (loss)
on investments	(0.23)	(0.36)	(0.44)	(0.23)	0.06
Total from operations	(0.06)	(0.26)	(0.62)	(0.24)	0.11

Less Distributions:
From net investment income	(0.10)	-	-	(0.04)	-
From net realized gains on investments	-	(0.03)	-	(0.07)	-
Total Distributions	(0.10)	(0.03)	-	(0.11)	-

Net Asset Value, End of Period	$ 8.69	$ 8.85	$ 9.14	$ 9.76	$ 10.11

Total Return (b)	(0.72)%	(2.82)%	(6.35)%	(2.38)%	1.10%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 13,771	$ 13,932	$ 8,135	$ 8,873	$ 8,130
Ratio of expenses to average net assets:
Before expense reimbursement (e)	2.91%	2.95%	3.14%	3.21%	4.88%	(c)
Net of expense reimbursement (e)	2.25%	2.25%	2.25%	2.25%	2.25%	(c)
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement (e,f)	1.23%	0.45%	(2.81)%	(1.06)%	(0.75)%	(c)
Net of expense reimbursement (e,f)	1.89%	1.15%	(1.92)%	(0.10)%	1.88%	(c)
Portfolio turnover rate	390%	521%	1,611%	1,028%	0%	(d)
__________

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.
(d) Not annualized
(e)	Does not reflect the expenses of the underlying investor funds in which the Portfolio invests.
(f)	Timing of net investment income is affected by the timing of the distributions of the underlying investor funds.
*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.

ORGANIZATION

Changing Parameters Portfolio (the “Portfolio”) is a series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a Delaware statutory trust organized on November 2, 2005.  The Portfolio is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The investment objective of the Portfolio is total return. The Portfolio commenced operations on October 2, 2007.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – The Portfolio’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the bid price.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market value will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available;  representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of December 31, 2011 for the Portfolio’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 8,924,933	$ -	$ -	$ 8,924,933
Exchange Traded Funds	99,393	-	-	99,393
Short-Term Investments	4,766,657	-	-	4,766,657
Total	$ 13,790,983	$ -	$ -	$ 13,790,983

The Portfolio did not hold any Level 3 securities during the year. There were no significant transfers into or out of Level 1 & 2 during the year.  It is the Portfolio’s policy to recognize transfers into and out of Level 1 & Level 2 at the end of the reporting year.

* See Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio.  Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Taxes – The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions in the open tax years of 2008 - 2010 and during the year ended December 31, 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Portfolio will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Portfolio by Changing Parameters, L.L.C. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Portfolio. For the year ended December 31, 2011, the Adviser earned $213,035 in advisory fees.

The Adviser has contractually agreed, at least until April 30, 2012, to limit the Portfolio’s total operating expenses, other than extraordinary or non-recurring expenses (such as any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in acquired Portfolios, or litigation), by reducing all or a portion of its fees and reimbursing the Portfolio, so that its ratio of annual expenses to average net assets will not exceed 2.25%.  Fees waived or expenses reimbursed may be recouped by the Adviser for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Portfolio exceeding the contractual expense limitation described above.  For the year ended

December  31, 2011, the Adviser waived advisory fees totaling $93,601. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $270,278 at December 31, 2011, and will expire on December 31 of the following years:   2012 - $86,104; 2013 - $90,573; 2014 - $93,601.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolio as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Portfolio.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Custody Administration - Pursuant to the terms of the Portfolio’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Portfolio pays an asset-based fee in decreasing amounts as Portfolio assets reach certain breakpoints. The Portfolio also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended December 31, 2011 were $8,434. Such fees are included in the line item “Custody Fees” on the Statement of Operations in this shareholder report.

A Trustee and certain officers of the Portfolio are also officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Trustees - Each Portfolio pays its pro-rata share of a total fee of $2,500 per quarter for the Northern Lights Variable Trust to each Trustee who is not affiliated with the Trust or Adviser. Each Portfolio pays the chairperson of the audit committee its pro-rata share of an additional $500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

DISTRIBUTION PLAN

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides for a monthly service and/or distribution fee at an annual rate of up to 0.50% which is calculated by the Portfolio on its average daily net assets.  Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.45%, which is paid to Jefferson National Life Insurance Company, pursuant to a Distribution and Shareholder Services Agreement, for sales and promotional activities and services.

5.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $41,754,973 and $44,632,876, respectively.

6.          CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a) 9 of the Act.  As of December 31, 2011, Jefferson National Life Insurance Company held 100% of the voting securities of the Changing Parameters Portfolio.  The Trust has no knowledge as to whether all or any portion of the shares owned of record by Jefferson National Life Insurance Company are also owned beneficially.

7.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid to shareholders for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$ 150,529	$ -
Long-Term Capital Gains	-	50,345
	$ 150,529	$ 50,345

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Other	Post	Capital	Unrealized	Total
Ordinary	Long-Term	Book/Tax	October	Loss	Appreciation/	Accumulated
Income	Gains	Differences	Losses	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$ 266,524	$ -	$ (7,563)	$ (46,200)	$ (1,275,903)	$ (6,902)	$ (1,070,044)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales. The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the unamortized portion of organization expenses for tax purposes in the amount of $7,563.

At December 31, 2011, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiring
$ 1,030,904	$ -	$ 1,030,904	December 31, 2018
244,999	-	244,999	Non-Expiring
$ 1,275,903	$ -	$ 1,275,903

Permanent book and tax differences primarily attributable to adjustments for real estate investment trusts resulted in reclassification for the period ended December 31, 2011 as follows: a decrease in accumulated net investment income of $965 and a decrease in accumulated net realized loss on investments of $965.

8.   NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

9.   SUBSEQUENT EVENTS

The Portfolio is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolio is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Changing Parameters Portfolio and

Board of Trustees of Northern Lights Variable Trust

We have audited the accompanying statement of assets and liabilities of Changing Parameters Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 2, 2007 (commencement of operations) through December 31, 2007.  These financial statements and financial highlights are the responsibility of the Portfolio’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Changing Parameters Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the four-year period then ended and for the period October 2, 2007 through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

   BBD, LLP

Philadelphia, Pennsylvania

February 15, 2012

Changing Parameters Portfolio

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

December 31, 2011

As a shareholder of the Portfolio you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Expenses Paid During the Period* (7/1/11 to 12/31/11)
Actual	$1,000.00	$ 988.30	$ 11.28
Hypothetical (5% return before expenses)	$1,000.00	$1,013.86	$ 11.42

___________

* Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending December 31, 2011).

Changing Parameters Portfolio

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2011

This chart provides information about the Trustees and Officers who oversee the Portfolio.  Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	96	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	96

Changing Parameters Portfolio

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2011(Continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A

Changing Parameters Portfolio

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2011(Continued)

Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-618-3456.

Renewal of Advisory Agreement – Changing Parameters Portfolio

In connection with a meeting held on December 14,  2011, (the “Meeting”), Board of Trustees (the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Changing Parameters, LLC (“CP” or the “Adviser”) and the Trust, on behalf of the Changing Parameters Portfolio (the “Portfolio”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.

In its consideration of the renewal of the Agreement for the Portfolio, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CP’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Board then reviewed financial information about the firm provided by the Adviser. The Trustees concluded that CP had provided a level of service consistent with the Board’s expectations.

Performance.  The Board considered CP’s past performance as investment adviser to the Portfolio, as well as other factors relating to its track record.   The Board considered the past performance of the Portfolio relative to its benchmark index, which is composed 50% of the Merrill Lynch US Corporate Master Bond Index and 50% of the S&P 500 Index, as well as the performance of a peer group of similarly managed funds.  The Board noted that for the year-to-date period ended September 30, 2011, the Portfolio outperformed its benchmark and the average performance of funds in the peer group, although it underperformed the benchmark and peer group for the period since the Portfolio’s inception.  The Board concluded that CP’s performance was acceptable.

 Fees and Expenses.  The Board noted that CP charges a 1.50% annual advisory fee based on the average net assets of the Portfolio.  The Trustees then discussed the comparison of management fees and total operating expense data and reviewed the Portfolio’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Board noted that the Portfolio’s net expense ratio was below the average for funds in the peer group, although the advisory fee was higher than the peer group’s average.  The Trustees concluded that the Portfolio’s advisory fee was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Portfolio and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Portfolio, economies of scale was not a relevant consideration.

Profitability.  The Board considered the profits realized by CP in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolio. It also considered the profits realized by the Adviser from other activities related to the Portfolio. The Trustees concluded that CP’s level of profitability from its relationship to the Portfolio is not excessive.

 Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement.

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

Investment Adviser

Changing Parameters, LLC

250 Oak Grove Avenue, Suite A

Menlo Park, CA 94025

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Portfolio votes proxies relating to portfolio securities for the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Portfolio used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-618-3456.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $14,000

2010 - $14,000

2009 - $13,500

2008 - $13,500

(b)

Audit-Related Fees

2011 – N/A

2010 - N/A

2009 - N/A

2008 - N/A

(c)

Tax Fees

2011 - $2,000

2010 - $2,000

2009 - $2,000

2008 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - N/A

2010 - N/A

2009 - N/A

2008 - N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2008

2009

2010

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,000

2010 - $2,000

2009 - $2,000

2008 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/5/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/5/12